Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

15. Commitments and contingencies

The Company exercises considerable judgment in determining the exposure to risks and recognizing provisions or providing disclosure for contingent liabilities related to pending litigations or other outstanding claims and liabilities. Judgment is necessary in assessing the likelihood that a pending claim will succeed, or a liability will arise, and to quantify the possible range of the final settlement. Provisions are recorded for liabilities when losses are considered probable and can be reasonably estimated. Because of the inherent uncertainties in making such judgments, actual losses may be different from the originally estimated provision. Estimates are subject to change as new information becomes available, primarily with the support of internal specialists or outside consultants, such as actuaries or legal counsel. Adjustments to provisions may significantly affect future operating results.

The following table summarizes the Company obligations by contractual maturity at December 31, 2024:

	Payments by Period
		Less than a			More than
(in Euros)	Total	year	1 to 3 years	4 to 5 years	5 years
OSR office rent, and parking	€16,012	€16,012	€-	€-	€-
OSR- ARLA	83,400	83,400	-	-	-
AGC manufacturing	4,036,518	2,414,851	1,621,667	-	-
Insurance policies	7,597	6,996	600	-	-
Total	€4,143,527	€2,521,260	€1,622,267	€-	€-

The commitments with OSR relate to the office rent agreement and the ARLA while the commitments with AGC Biologics (“AGC”) relate to product manufacturing.

Insurance on operating leases is related to the non-lease insurance component of the Company’s auto lease agreement, which was entered into in February 2022 and has a term of four (4) years.

The Company has not included future milestone and royalty payments in the table above because the payment obligations under these agreements are contingent upon future events, such as the Company’s achievement of specified milestones or generating product sales, and the amount, timing and likelihood of such payments are unknown and are not yet considered probable.

CMOs and CROs agreements

The Company enters into contracts in the normal course of business with CMOs, CROs, and other third parties for exploratory studies, manufacturing, clinical trials, testing, and services (shipments, travel logistics, etc.). These contracts do not contain minimum purchase commitments and, except as discussed below, are cancelable by the Company upon prior written notice. Payments due upon cancellation consist only of payments for services provided or expenses incurred, including non- cancelable obligations of the Company’s vendors or third-party service providers, up to the date of cancellation. These payments are not included in the table above as the amount and timing of such payments are not known.

OSR - San Raffaele Hospital

As part of the ARLA, the Company is obligated to carry out development activities using qualified and experienced professionals and sufficient level of resources. In particular, consistent with the terms of the Original OSR License Agreement, the ARLA continues to require the Company to invest (a) at least €5,425,000 with respect to the development of the licensed products, and (b) at least €2,420,000 with respect to the manufacturing of such licensed products (subject to certain adjustments).

The Company incurred €1.8 million, €2.5 million, and €1.3 million of expenses during the period ended December 31, 2024, 2023, and 2022, respectively. The cumulative expense to date is approximately €10.0 million, therefore, there is no residual commitment for the Company at December 31, 2024.

The Company has agreed to pay OSR royalties for four percent (4%) of the net sales of each licensed product. The royalty may be reduced upon the introduction of generic competition or patent stacking, but in no event would the royalty be less than half of what it would have otherwise been, but for the generic competition or patent stacking. The Company also agreed to pay OSR a royalty of the Company’s net sublicensing income for each licensed product and to pay OSR certain milestone payments upon the achievement of certain milestone events, such as the initiation of different phases of clinical trials of a licensed product, market authorization application (“MAA”) approval by a major market country, MAA approval in the United States, the first commercial sale of a licensed product in the United States and certain E.U. countries, and achievement of certain net sales levels.

No events have occurred or have been achieved (and none are considered probable) to trigger any contingent payments under the ARLA during the period ended December 31, 2024. For information relating to the contingency payments or future milestones for these indications, please refer to Note 14 - Commitments and Contingencies.

AGC Biologics

The AGC agreement is non-cancelable, except in the case of breach of contract, and includes a potential milestone of €0.3 million if a phase 3 study is approved by the relevant authority, as well as potential royalty fees between 0.5% and 1.0% depending on the volume of annual net sales of the first commercial and named patient sale of the product. In the AGC Agreement, the Company entrusts AGC with certain development activities that will allow the Company to carry out activities related to its clinical research and manufacturing. The AGC agreement also includes a technology transfer fee of €0.5 million related to the transfer of the manufacturing know-how and €1.0 million related to the marketability approval by regulatory authorities. The agreement is a “pay-as-you-go” type arrangement with all services expensed in the period the services were performed.

In March 2022, the Company entered into Side Letter to the Framework Service Agreement with ACG Biologics to perform the manufacture of one (1) additional GMP batch of 24L INFa LV vector (TIA-126 LV) completed in November 2022, for €311,280.

In October 2022, the Company entered into Side Letter to the Master Service Agreement dated March 6, 2019 to negotiate a technology transfer agreement regarding the transfer and implementation of the manufacturing process in the AGC facility located in Bresso, Italy, including timeline, budget and the technology transfer protocol (the “Tech Transfer”) and AGC agreed with the Company to procure raw materials to be use under the Tech Transfer. At December 31, 2024, the project was completed.

In December 2022, the Company signed respectively: (i) the Amendment No. 1 to the Master Service Agreement dated March 6, 2019 mainly to update the definition of raw materials; and (ii) a Process Transfer Agreement to agree on producing the raw materials necessary for the performance of the services related to the Tech Transfer for a total commitment of €405,000 for raw materials, € 40,500 for handling and €24,000 for the stability timepoints. At December 31, 2024, the project was completed.

In January 2023, the Company entered into a new Development and Manufacturing Service Agreement providing the framework under which AGC will provide services pursuant to one or more work statements to be entered into from time to time during the agreement term. Based on this agreement AGC will reserve slots in its facility on the basis of Genenta requirements for the product manufacturing. Each party retains sole ownership of any intellectual property owned or controlled by that party (i) as of the effective date or before the commencement of the services; or (ii) as a consequence of any activities of that party or its affiliates which are unconnected with the services performed hereunder (“Pre-Existing IPR”). The agreement may be terminated on the later of (a) the date that all stages under all work statements have been completed and (b) ten (10) years from the effective date, unless sooner terminated in case of material breach, in case of liquidation or default of any party. Genenta may also terminate the agreement or any stage of the services at any time before completion of the services or stage by giving no less than sixty (60) days’ notice in writing to AGC detailing the stages of the services that are to be terminated. In case of early termination payments are due to AGC for services performed up to and including the day of termination for all completed stages and for partially completed stages in an amount calculated on a pro-rata basis. Cancellation fees for any batch scheduled for manufacture are provided to the extent of 30% or 50% of the relevant work statement.

Under this Manufacturing Service Agreement, work statements WS01, WS02, and WS03 have been issued for a total production value of approximately €4.8 million, of which, as of December 31, 2024, around €0.9 million still remains to be executed.

In December 2023, the Company entered into purchase orders n. 41 and 42 under the Master Service Agreement dated March 6, 2019 as amended in December 2022, for a total amount of approximately €0.2 million. At December 31, 2024 the production activity was completed.

During 2024, Genenta and AGC reached an agreement to renew the Master Service Agreement (MSA) originally signed in March 2019. Initially, the same agreement was temporarily extended until June 2025 to allow for better definition of the scope and terms of the new MSA, which was signed with effect from December 24, 2024.

The new MSA is an open-ended agreement with no specific expiration date, as its term is tied to the completion of any service phase, or work statement (“WS”), starting with WS01.

The service provided by AGC includes activities of manufacturing, testing, and release of Cell Therapy Drug Product using an Exclusive GMP Suite (“EGS”) and a dedicated team (“EGS Team”). The service is remunerated through monthly fees that primarily cover the costs of the suite and the dedicated team, in addition to direct production costs for materials and other accessories if applicable. AGC retains control over both the logistical and organizational aspects of the service, as well as the operational aspects related to the hiring, training, and coordination of personnel. AGC also remains solely responsible for fulfilling any remuneration and social security obligations toward its personnel.

WS01 includes two main phases:

1.	An initial Ramp-Up Phase with an estimated duration of 6 months, starting on February 1, 2025 (start of activities) and ending on August 1, 2025.

2.	A Routine Phase, which is scheduled to begin on the first day of the subsequent month after the completion of the Ramp-Up Phase (specifically, after the receipt of authorization from the Regulatory Agency (“AIFA”) to use the Exclusive Suite and the successful completion of the training of personnel assigned to the dedicated team).

The Company may terminate this schedule or work statement by providing twelve (12) months’ prior written notice to AGC. However, such notice cannot be issued before the sixth (6th) month anniversary of the Ramp-Up Phase commencement date (for clarity, the notice must not be sent before August 1, 2025).

As a result of these contractual provisions, as of December 31, 2024, the Company has a commitment of approximately €3.5 million, and since the agreement was signed in December 2024, the commencement date of this agreement is February 2025. The Company is determining if the agreement qualifies as an operating lease under ASC 842.

Operating leases

On December 1, 2019, the Company began a six-year non-cancelable (and renewable for further six (6) years until December 1, 2026) lease agreement for office space with OSR. Withdrawal is allowed from the fourth year with a notice of 12 months. After the initial expiration date, the contract is automatically renewed for an additional six (6) years. As of December 31, 2024, neither party has communicated any termination of the lease agreement, which is therefore considered renewed until December 2031, subject to any potential earlier resignation.

Since the annual rent amounts to approximately €15,000, at December 31, 2024, outstanding minimum payments amount to approximately €15,000 until December 1, 2025.

Legal proceedings

The Company is not currently party to any material legal proceedings. At each reporting date, the Company evaluates whether a potential loss or a potential range of loss is probable and reasonably estimable under the provisions of ASC 450, Contingencies.